EXHIBIT 10.11

CO-DIAGNOSTICS, INC.

PROSPERITY INVESTMENTS SUBSCRIPTION AGREEMENT

1. SUBSCRIPTION. The undersigned hereby applies to subscribe to purchase 500,000 shares of the common stock of Co-Diagnostics, Inc., a Utah corporation (the “Corporation”), $.001 par value per share (the “Shares”), in consideration of the payment to the Corporation of the sum of $100,000.

THE UNDERSIGNED ACKNOWLEDGES THAT THE SHARES BEING SUBSCRIBED FOR HEREUNDER ARE OFFERED SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH IN THIS SUBSCRIPTION AGREEMENT. THE UNDERSIGNED ALSO ACKNOWLEDGES THAT HIS PURCHASE IS BEING MADE AS AN ISOLATED SALE AND IS BASED UPON HIS OWN DUE DILIGENCE AND ACKNOWLEDGES THAT THE UNDERSIGNED HAS RECEIVED ALL INFORMATION REGARDING THE CORPORATION THAT HAS BEEN REQUESTED ALLOWING THE UNDERSIGNED TO MAKE AN INFORMED INVESTMENT DECISION.

2. REPRESENTATIONSBY UNDERSIGNED. The undersigned represents and warrants as follows:

(a)	The undersigned has received and read all information requested by the undersigned concerning the business and financial status of the Corporation;

(b)	The undersigned understands that the merits of this transaction have not been passed on by the Securities and Exchange Commission (“SEC”) or any State securities agency.

(c)	The undersigned (and the undersigned) purchase representative(s), if any), represent that he (they) has (have) such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment; and the undersigned is aware that this investment represents A SUBSTANTIAL RISK OF LOSS.

(d)	The undersigned is an “accredited investor” as that term is defined in Regulation D of the Securities Act of 1933.

(e)	The undersigned is aware that the Shares are not being registered with the SEC or with any state and that the undersigned may be required to bear the economic risk of this investment for an indefinite period of time because the Shares cannot be resold or otherwise transferred unless applicable securities laws are complied with or exemptions there from are available.

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(f)	The undersigned understands that any projections are merely estimates and cannot be warranted or, indeed, fully proven at this point, and all books, records and documents of the Corporation relating to this investment have been and remain available for inspection by the undersigned upon reasonable notice. The undersigned confirms that all documents requested by the undersigned have been made available, and that the undersigned has been supplied with all of the additional information concerning this investment that has been requested. In making a decision to purchase the Shares, the undersigned has relied exclusively upon information found in the books, records or documents of the Corporation and this Subscription Agreement.

(g)	None of the following information has ever been represented, guaranteed, or warranted to the undersigned expressly or by implication, by any broker, the Corporation, or agents or employees of the foregoing, or by any other person: (i) The length of time that the undersigned will be required to hold the Shares; (ii) The percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of an investment in the Shares; or (iii) That the past performance or experience of the Corporation or any other person, will in any way indicate or predict economic results in connection with the purchase of the Shares.

(h)	The undersigned is purchasing the Shares for investment only and has no present intention of reselling the shares or otherwise disposing of the shares.

(i)	THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED IN ANY JURISDICTION ALLOWING FOR PUBLIC TRADING IN ANY COUNTRY. THE SHARES MAY BE FREELY TRADED ONLY IF THE SHARES ARE REGISTERED.

(j)	All information which the undersigned has provided to the Corporation concerning him/herself is correct and complete as of the date set forth at the end hereof.

(k)	I will hold title to my Shares as follows:

PROSPERITY INVESTMENTS, LLC

Dated: October 11, 2014.

/s/ Jahn Harold
Signature (Individual)	Name of Entity, if any

Name (s) Typed or Printed	Name Typed or Printed

Address

Telephone Number

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ACKNOWLEDGMENT FORM IF PURCHASE IS BY AN ENTITY

On the____day of ___________, 2014, personally appeared before me,_______________ the signer of the above instrument, who duly acknowledged to me that he was duly authorized to execute the same on behalf of the subscriber.

Notary or Witness

SUBSCRIPTION ACCEPTANCE

Co-Diagnostics, Inc.

By:	/s/ Dwight Egan
Its	President

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